SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS
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                 AMERICAN GENERAL LIFE INSURANCE COMPANY
                       VARIABLE SEPARATE ACCOUNT
              Polaris Preferred Solution Variable Annuity

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American General Life Insurance Company (AGL) is amending the Prospectus for the purpose of adding the following information.

                            INVESTMENT OPTIONS
                            ------------------
On September 26, 2016, the following Underlying Funds are hereby added as variable investment options under the contract:

Underlying Fund:         Managed by:              Trust:  Asset Class:
----------------         -----------              ------  ------------
Asset Allocation:        Putnam Investment        SST     Asset Allocation
Diversified Growth       Management, LLC

Strategic Multi-Asset    Wellington Management    AST     Asset Allocation
                         Company LLP


The following replaces the paragraph in the Investment Options section of the prospectus:

You should read the prospectuses for the Trusts carefully. These prospectuses contain detailed information about the Underlying Funds, including each Underlying Fund's investment objective and risk factors. You may obtain a copy of these prospectuses for the Trusts by calling our Annuity Service Center at (800) 445-7862 or by visiting our website at www.aig.com/getprospectus. You may also obtain information about the Underlying Funds (including a copy of the Statement of Additional Information) by accessing the U.S. Securities and Exchange Commission's website at www.sec.gov.



Dated:  September 2, 2016

               Please keep this Supplement with your Prospectus